MET INVESTORS SERIES TRUST

SUPPLEMENT DATED MAY 20, 2011

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

Mark B. Baribeau no longer serves as a co-portfolio manager of Loomis Sayles Global Markets Portfolio, a series of Met Investors Series Trust. Consequently, all references to Mr. Baribeau in Appendix D to the Statement of Additional Information are hereby deleted.